UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 26, 2008
                                                         -----------------

                         FLATBUSH FEDERAL BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Federal                           0-50377                11-3700733
------------------------------    ---------------            ----------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


2146 Nostrand Avenue, Brooklyn, New York                       11210
----------------------------------------                       -----
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (718) 859-6800
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
            -------------

     Flatbush Federal Bancorp, Inc., (the "Company"), the holding company for the Flatbush Federal Savings and Loan Association (the "Association"), announced today that it elected not to participate in the Treasury's Capital Purchase Program ("CPP").

     Jesus R. Adia, CEO and Chairman of Flatbush Federal Bancorp, Inc. noted that, "Following thorough discussions and careful consideration, the Board decided that the Company will not apply for the CPP." The Association was established in 1883, serving the Brooklyn community for 125 years. As of September 30, 2008, Flatbush Federal Savings and Loan Association had Tier 1 risk-based capital ratio of 20.43% and Tier 1 capital ratio of 11.25%.

Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

     (a)  Financial Statements of Businesses Acquired. Not applicable

     (b)  Pro Forma Financial Information. Not applicable

     (c)  Shell company transactions. Not applicable

     (d)  Exhibits. Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FLATBUSH FEDERAL BANCORP, INC.



DATE:  November 26, 2008               By: /s/Jesus R. Adia
                                           ------------------------------------
                                           Jesus R. Adia
                                           President and Chief Executive Officer